UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 29, 2006

Date of Report (Date of earliest event reported)

Huron Consulting Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

550 West Van Buren Street

Chicago, Illinois

60607

(Address of principal executive offices)

(Zip Code)

(312) 583-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On January 4, 2007, we announced that we had acquired Wellspring Partners LTD pursuant to a Stock Purchase Agreement by and among Wellspring Partners LTD (“Wellspring”), the shareholders of Wellspring, and Huron Consulting Group Holdings LLC, dated as of December 29, 2006 (the “Wellspring Agreement”). Under the terms of the Wellspring Agreement, we acquired Wellspring for a purchase price at closing of approximately $65 million in cash, subject to standard post-closing adjustments. As described in detail in the Wellspring Agreement, additional purchase consideration is payable in cash if specific performance targets are met over the next five years. The amount of additional purchase consideration that may become payable is not determinable at this time, but the aggregate amount that potentially may be paid could be significant. We would expect, however, to fund such payments using cash flows generated from our operations. This transaction was consummated on January 2, 2007.

Also on January 4, 2007, we announced that we have entered into a definitive agreement to acquire Glass & Associates, Inc. (“Glass”). Pursuant to a Stock Purchase Agreement by and among Glass, the shareholders of Glass, Huron Consulting Group Holdings LLC, and Huron Consulting Group Inc., dated as of January 2, 2007 (the “Glass Agreement”) and joinder agreements by and between certain Glass shareholders and Huron Consulting Group Holdings LLC, dated as of January 2, 2007 (the “Joinders”), we will acquire Glass for an aggregate purchase price at closing of approximately $30 million in cash, subject to standard post-closing adjustments. As described in detail in the Glass Agreement and the Joinders, additional purchase consideration is payable in cash if specific performance targets are met over the next four years. The amount of additional purchase consideration that may become payable is not determinable at this time, but the aggregate amount that potentially may be paid could be significant. We would expect, however, to fund such payments using cash flows generated from our operations. The agreement is subject to various closing conditions and closing is required to occur on or before January 10, 2007 unless the parties agree to extend the date for closing.

On December 29, 2006, we amended our credit agreement so that the maximum amount of principal that may be borrowed under the unsecured revolving credit facility is increased from $75 million to $130 million. No other key terms of the credit agreement, which was originally entered into on June 7, 2006, were modified under the amendment. On January 2, 2007, we borrowed $55 million under the amended credit facility to fund the Wellspring acquisition described above. Such borrowings currently bear an interest rate of 5.86%. In connection with the Glass acquisition described above, we anticipate borrowing approximately $25 million in the near term. After consideration of these borrowings and the $8 million outstanding prior to the acquisitions, the total amount of debt outstanding under this credit agreement would be approximately $88 million. All outstanding borrowings are due upon the expiration of the credit agreement on May 31, 2011.

The foregoing descriptions are qualified in their entirety by reference to the text of the Wellspring Agreement, the Glass Agreement, the Joinders, and the First Amendment to Credit Agreement, copies of which are filed as exhibits to this Current Report on Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information from Item 1.01 above regarding the acquisition of Wellspring Partners LTD is incorporated herein by reference in its entirety.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information from Item 1.01 above regarding the amendment to our credit agreement is incorporated herein by reference in its entirety.

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements as defined in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” or “continue.” These forward-looking statements reflect our current expectation about our future performance or achievements. These statements involve known and unknown risks, uncertainties and other factors that may cause actual performance or achievements to be materially different from any expressed by these forward-looking statements. Please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2005 and in other documents that we file with the Securities and Exchange Commission for a complete description of the material risks we face.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements of Wellspring Partners LTD will be filed by amendment to this report no later than March 20, 2007.

(b)	Pro forma financial information.

The pro forma financial information for the acquisition of Wellspring Partners LTD will be filed by amendment to this report no later than March 20, 2007.

(d)	Exhibits.

Exhibit 2.1	Stock Purchase Agreement by and among Wellspring Partners Ltd., the Shareholders of Wellspring Partners Ltd., and Huron Consulting Group Holdings LLC, dated as of December 29, 2006.

Exhibit 2.2	Stock Purchase Agreement by and among Glass & Associates, Inc., the Shareholders of Glass & Associates, Inc. and Huron Consulting Group Holdings LLC and Huron Consulting Group Inc., dated as of January 2, 2007.

Exhibit 2.3	Joinder Agreement by and between John DiDonato and Huron Consulting Group Holdings LLC.

Exhibit 2.4	Joinder Agreement by and between Anthony Wolf and Huron Consulting Group Holdings LLC.

Exhibit 2.5	Joinder Agreement by and between Shaun Martin and Huron Consulting Group Holdings LLC.

Exhibit 2.6	Joinder Agreement by and between Sanford Edlein and Huron Consulting Group Holdings LLC.

Exhibit 2.7	Joinder Agreement by and between Dalton Edgecomb and Huron Consulting Group Holdings LLC.

Exhibit 10.1	First Amendment to Credit Agreement, dated as of December 29, 2006.

Exhibit 99.1	Press release, dated January 4, 2007, announcing the acquisition of Wellspring Partners LTD.

Exhibit 99.2	Press release, dated January 4, 2007, announcing the entry into a definitive agreement to acquire Glass & Associates, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date: January 8, 2007	/s/ Gary L. Burge
Gary L. Burge Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 2.1	Stock Purchase Agreement by and among Wellspring Partners Ltd., the Shareholders of Wellspring Partners Ltd., and Huron Consulting Group Holdings LLC, dated as of December 29, 2006.

Exhibit 2.2	Stock Purchase Agreement by and among Glass & Associates, Inc., the Shareholders of Glass & Associates, Inc. and Huron Consulting Group Holdings LLC and Huron Consulting Group Inc., dated as of January 2, 2007.

Exhibit 2.3	Joinder Agreement by and between John DiDonato and Huron Consulting Group Holdings LLC.

Exhibit 2.4	Joinder Agreement by and between Anthony Wolf and Huron Consulting Group Holdings LLC.

Exhibit 2.5	Joinder Agreement by and between Shaun Martin and Huron Consulting Group Holdings LLC.

Exhibit 2.6	Joinder Agreement by and between Sanford Edlein and Huron Consulting Group Holdings LLC.

Exhibit 2.7	Joinder Agreement by and between Dalton Edgecomb and Huron Consulting Group Holdings LLC.

Exhibit 10.1	First Amendment to Credit Agreement, dated as of December 29, 2006.

Exhibit 99.1	Press release, dated January 4, 2007, announcing the acquisition of Wellspring Partners LTD.

Exhibit 99.2	Press release, dated January 4, 2007, announcing the entry into a definitive agreement to acquire Glass & Associates, Inc.